SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                             ___________________


      Date of Report (Date of earliest event reported) February 27, 1996

                         BIOCONTROL TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)



         Pennsylvania                  0-1822             25-1229323
         (State of other jurisdiction  (Commission        (IRS Employer
         of incorporation)             File Number)       Identification no.)


             300 Indian Springs Road, Indiana, Pennsylvania 15701
             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code (412) 349-1811



      _________________________________________________________________
                       (Former name or former address,
                        if changes since last report.)

        Item 1.        Change in Control of Registrant.
                       Not applicable.

        Item 2.        Acquisition or Disposition of Assets.
                       Not applicable.

        Item 3.        Bankruptcy or Receivership.
                       Not applicable.

        Item 4.        Changes in Registrant's Certifying Accountant
                       Not applicable.

        Item 5.        Other Events.
                       On February 27, 1996, Biocontrol Technology, Inc. (NASDAQ:BICO) announced today that the Company remains committed to bringing the Diasensor 1000 noninvasive glucose sensor to diabetics, and it has both the resources and cash to carry through with additional testing, if that is the Food and Drug Administration's
                       (FDA) decision. The Company is at this time proceeding with testing and patient calibration of its production model.

         Item 6.       Resignation of Registrant's Directors.
                       Not Applicable

        Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

                       (a) Financial Statements and Businesses Acquired Not Applicable.

                       (b)  Pro Forma Financial Information - Not Applicable.

                       (c)  Exhibits - News Release

                                  SIGNATURES


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BIOCONTROL TECHNOLOGY, INC.


                                        by /s/    Fred E. Cooper
                                        Fred E. Cooper, CEO
DATED: February 27, 1996